INVESTOR  PRESENTATION

June

Kaman Corporation

(Nasdaq: KAMNA)

2005

0

FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking information relating to the corporation's business and prospects, including aerostructures and helicopter subcontract programs and components, advanced technology products, the SH-2G and K-MAX helicopter programs, the industrial distribution and music businesses, operating cash flow, the benefits of the recapitalization transaction, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations.  Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the corporation does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) economic and competitive conditions in markets served by the corporation, particularly defense, commercial aviation, industrial production and consumer market for music products, as well as global economic conditions; 5)
satisfactory completion of the Australian SH-2G(A)program, including successful completion and integration of the full ITAS software; 6) receipt and successful execution of production orders for the JPF U.S. government contract including the exercise of all contract options and receipt of orders from allied militaries, as both have been assumed in connection with goodwill impairment evaluations; 7) satisfactory resolution of the EODC/University of
Arizona litigation; 8) achievement of enhanced business base in the Aerospace segment in order to better absorb overhead and general and administrative expenses, including successful execution of the contract with Sikorsky for the BLACK HAWK  Helicopter program; 9) satisfactory results of negotiations with NAVAIR concerning the corporation's leased facility in Bloomfield, Conn.; 10) profitable integration of acquired businesses into the corporation's operations; 11) changes in supplier sales or vendor incentive policies; 12) the effect of price increases or decreases; 13) pension plan assumptions and future contributions; 14) continued availability of raw materials in adequate supplies; 15) satisfactory resolution of the supplier switch and incorrect part issues at Dayron and the DCIS investigation; 16) cost growth in connection with potential environmental remediation activities related to the Bloomfield and Moosup facilities; 17) successful replacement of the Corporation’s revolving credit facility upon its expiration in
November 2005; 18) risks associated with the course of litigation; 19) changes in laws and regulations, taxes, interest rates, inflation rates, general business conditions and other factors; 20) the effects of currency exchange rates and foreign competition on future operations; and 21) other risks and uncertainties set forth in Kaman's annual, quarterly and current reports, and proxy statements.  Any forward-looking information provided in this release should be considered with these factors in mind.  The corporation assumes no obligation to update any forward-looking statements contained i
n this presentation.

Slide 1

Kaman intends to file with the Securities and Exchange Commission a Registration Statement on Form S-4, which will contain a proxy statement/prospectus in connection with the proposed recapitalization. The proxy statement/prospectus will be mailed to the stockholders of Kaman when it is finalized. STOCKHOLDERS OF KAMAN ARE ADVISED TO READ
THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN
IMPORTANT INFORMATION.  Such proxy statement/prospectus (when available) and other relevant documents may also be obtained, free of charge, on the Securities and Exchange Commission's website (http://www.sec.gov) or from Kaman by contacting Russell H. Jones, SVP, Chief Investment Officer & Treasurer, by telephone at (860) 243-6307 or by email at rhj-
corp@kaman.com.

Kaman and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed recapitalization. The participants in such solicitation may include Kaman's executive officers and directors.  Further information regarding persons who may be deemed participants will be available in Kaman's proxy statement/prospectus to be filed with the Securities and Exchange Commission in connection with the proposed recapitalization.

FORWARD-LOOKING STATEMENTS, continued

Slide 2

Corporate Profile

Aerostructures: Produces aircraft structures and components for commercial and military aircraft

Fuzing: Produces specialized missile and bomb fuzing for U.S. and allied militaries

Helicopters: Markets and supports the SH-2G Super Seasprite maritime helicopter and K-MAX medium to heavy lift helicopter

Kamatics Bearings: Produces widely used proprietary aircraft bearings and components for commercial and military programs

Kaman is one of the nation’s larger distributors of power transmission,  motion control, material handling and electrical components and a wide range of bearings.

Products and value-added services are offered to a customer base of more than  50,000 companies
Representing a highly diversified cross-section of North American industry.

Kaman is the largest independent distributor of musical instruments and accessories, offering more than 17,500 products for amateurs and professionals.

Proprietary products include Adamas ®, Ovation ®, Takamine ®, and Hamer® guitars;
and Latin Percussion® and Toca® hand percussion instruments, Gibraltar® percussion hardware and
Gretsch ® professional drum sets.

AEROSPACE

INDUSTRIAL
DISTRIBUTION

MUSIC

Slide 3

Corporate Profile

2004 SALES

Slide 4

Percent                   Millions $

Aerospace

25%

$252.2

Industrial Distribution

59%

581.9

Music

16%

161.0

100.0%

$995.2

KEY INVESTMENT CONSIDERATIONS

Diversified revenue stream with mix of industrial, consumer
and military business

Strong and diverse customer base across each segment

Strong management team with extensive management experience

Industrial Distribution and Music segments follow well-established economic models

Solid financial position

Unbroken dividend stream for over 30 years, with a 13.6% increase announced recently

Proposed one share/one vote recapitalization

Kaman Corporation

Slide 5

STRATEGIES

Aerospace

SEGMENT OVERVIEW

Slide 6

AEROSPACE OPERATING UNITS

Aerospace

Slide 7

t

  t

  t

  t

18%

22%

29%

31%

  Aerostructures

  Fuzing

  Helicopters

  Kamatics

AEROSTRUCTURES DIVISION

Operations in Jacksonville, FL and Wichita, KS

Area of strategic emphasis for the Company, particularly in military assembly and detail work

Transition of production facilities from Moosup, CT to Jacksonville, FL in its later stages, and the plant has shifted from losses to beginnings of profitability with significant new contract for production of Sikorsky
BLACKHAWK helicopter cockpits

Market conditions have improved:  industry aircraft orders have increased

Domestic competitors include Vought, GKN, Ducommun and Middle River

Aerospace

Slide 8

Produces parts and subassemblies for various
customers, including:

Military programs such as the Boeing C-17
military transport (approx. $1.1 million per
shipset) and Sikorsky BLACKHAWK
helicopter cockpits (approximately $300
thousand per ship set)

Commercial programs such as the Boeing 737 (approximately $1.5 million annually, and 767 and 777 (approx. $170 and $190
thousand/ship set)

FUZING DIVISION

Manufactures safe, arm and fuzing devices for a number of
major missile and bomb programs

Missile programs include: AMRAAM, ATACMS, Brimstone, M-100 Hawk,
Harpoon, JASSM, Maverick, SLAM-ER, Standard and Tactical Tomahawk

Bomb programs include: Joint Programmable Fuze
FMU143, FMU139, 40mm and others

$500 million market

Operations in Middletown, CT and Orlando, FL

Principal customers the U.S. Army,
U.S. Air Force, U.S. Navy, Boeing,
General Dynamics, Lockheed Martin and Raytheon

Ramping up capabilities for production of the
152 A/B Joint Programmable Fuze

Competitors include ATK, L-3 and others

Aerospace

Slide 9

HELICOPTERS DIVISION

The majors are moving away from manufacturing to final assembly and systems integration, providing opportunities for Kaman

Kaman is on the winning team for the US101 presidential helicopter

Principals customers include the governments of Australia, Egypt, New
Zealand and Poland; the U.S. Department of State and others

Helicopters are expected to return at 10-year service intervals for standard depot  level maintenance. Five-year program of approx. $30 million expected with Egypt. First aircraft  has arrived.

Program for Australia, in loss position, is moving toward completion

Aerospace

Slide 10

Markets and supports Kaman-made SH-2G(A)
Super Seasprite maritime helicopter and K-MAX
“Aerial Truck” helicopter

Primary operations in Bloomfield, CT

The domestic market has consolidated into
three large players: Boeing, Sikorsky and
Bell. The international market is dominated
by Agusta Westland and Eurocopter

KAMATICS SUBSIDIARY

Manufactures proprietary self-lubricating
bearings for OEM and MRO use in nearly all
military and commercial aircraft produced
in North and South America and Europe.

Leader in product performance and
applications engineering support

Operations are in Bloomfield, CT and Dachsbach Germany

Key customers include:  U.S. and allied militaries (32% of 2004 sales), and commercial accounts with Boeing, Airbus, Embraer, Bombardier and others
(68% of sales).  Largest customer represents 18% of 2004 sales, down from
43% in 1998.

Aerospace

Slide 11

STRATEGIES

Expand the aerostructures subcontract, fuzing products, and proprietary aircraft bearings businesses through increased sales and marketing efforts and strategic acquisitions

Pursue additional SH-2G opportunities in the international niche market for intermediate-size maritime helicopters

Further deploy ‘lean thinking’ to improve manufacturing performance and reduce costs

Aerospace

Slide 12

STRATEGIES

Industrial Distribution

SEGMENT OVERVIEW

Slide 13

Third largest player in highly fragmented $12 billion market

Provides more than one million products to more than 50,000 MRO and
OEM customers

Serves a broad cross section of North American Industry in 70 of the top
100 U.S. industrial markets

Nearly 200 locations in the U.S., Canada and Mexico

The business tends to closely track the U.S. Industrial Production and
Capacity Utilization Indices

Industrial Distribution

Slide 14

Industrial Distribution

$12 BILLION ESTIMATED DISTRIBUTION MARKET:
U.S. POWER TRANSMISSION/MOTION CONTROL DISTRIBUTION
BY PRODUCT LINE

Slide 15

Industry                          Kaman

Industry by Product Line

Fluid Power

Bearings

Power Transmission

Accessories

Material Handling

Electrical

Linear

20%

8%

13%

29%

27%

26%

8%

9%

9%

11%

13%

12%

10%

5%

KAMAN

| | | | |
|---|---|---|---|
| US MOTORS | CR CHICAGO RAWHIDE | TB Wood's | TORRINGTON INGERSOLL-RAND |
| SEALMASTER | TIMKEN | FALK | DODGE |
| Boston Gear | Morse | INA | FAG |
| DOW | LOCTITE | RELIANCE ELECTRIC | Martin |
| Rexnord | McGILL | Rockwell Automation | BALDOR MOTORS AND DRIVES |
| THK LM SYSTEM | THOMSON | EPT A Division of Emerson Electric Co. | KOP-FLEX |
| NSK | Gates | SKF | Browning |

Industrial Distribution

PORTFOLIO OF RECOGNIZED BRANDS

Slide 16

Industrial Machinery

Food & Kindred Products

Stone, Aggregate & Cement

Paper & Allied Products

Primary Metal Industries

Fabricated Metal Products

Chemicals (incl. Pharmaceuticals)

Electronic & Electric Products

Nonmetallic Minerals, except Fuel

Instruments & Related Products

Industrial Distribution

PERCENT SALES TO TOP 10 CUSTOMER INDUSTRIES

Slide 17

             18%

             10%

              6%

              5%

              4%

              3%

              3%

              3%

              3%

              3%

58%

KAMAN

119
118
117
116
115
114
113
112
111
80
79.5
79
78.5
78
77.5
77
76.5
76
Mar '04
Apr '04
May '04
Jun '04
Jul '04
Aug '04
Sep '04
Oct '04
Nov '04
Dec '04
Jan '05
Feb '05
Mar '05
Apr '05
May '05
Industrial Production
Capacity Utilization

FRB INDICES OF INDUSTRIAL PRODUCTION
AND CAPACITY UTILIZATION

Industrial Distribution

Source: Federal Reserve Board

Slide 18

Insert Updated Map

GEOGRAPHICAL COVERAGE

Industrial Distribution

Slide 19

KAMAN

3000
2500
2000
1500
1000
500
0
Motion Industries
Applied Industrial Tech
Kaman Industrial Tech
Bearing Distributors
Precision Industries
IBT, Inc.
Bearings & Drives

Industrial Distribution

2004 ACTUAL OR ESTIMATED SALES OF TOP DISTRIBUTORS
(AMOUNTS IN $MILLIONS)

Slide 20

Source:  Public filings and Industrial
Distribution Magazine

STRATEGIES

Expand geographic coverage in major industrial markets
that increase Kaman’s ability to compete for regional and
national accounts

Provide industry leadership in e-commerce initiatives

Further enhance operating and asset utilization efficiencies throughout the enterprise

Industrial Distribution

Slide 21

STRATEGIES

Music

SEGMENT OVERVIEW

Slide 22

Largest independent distributor of musical
instruments and accessories in the $7.0 billion
U.S. musical instrument market

Provides over 17,500 products:  Proprietary
lines to the large retail chains, and the full
catalogue to the smaller regional and local
stores

Strategically located distribution centers cover the
U.S. and Canadian markets

U.S. and Asian manufacturing supports our
proprietary and licensed brands of premium products

Leads the market in use of technology, providing systems to service customers at all levels

Market is driven by consumer sentiment with the “Back-to-School” and Christmas seasons being important indicators

Music

Slide 23

KAMAN

LP

Gibraltar

Gretsch

GENZ·BENZ
SCOTTSDALE AZ

HAMER USA
GUITARS

Ovation
plug it in

Adamas

TOCA

Takamine

SABIAN

Music

PORTFOLIO OF PREMIER BRANDED PRODUCTS

Slide 24

Accessories

Percussion

Fretted

t

  t

  t

MUSIC BUSINESS MIX:
DIVERSIFICATION BY MAJOR PRODUCT TYPE

Music

Slide 25

               40%

               31%

               29%

KAMAN

60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2000
2001
2002
2003
2004
2005 (E)
Sales
# Orders

E-COMMERCE SALES HISTORY

Source: Federal Reserve Board

Slide 26

$

Music

KAMAN

180
160
140
120
100
80
60
40
20
0
Kaman
St. Louis
MBT
Davitt & Hanser
Harris Teller
Chesbro

KAMAN MUSIC 2004 ESTIMATED SALES OF
TOP INDEPENDENT DISTRIBUTORS
(AMOUNTS IN  MILLIONS)

Slide 27

Source:  Music Trades Magazine

Music

STRATEGIES

Preserve Kaman’s leadership position as the largest
independent distributor of musical instruments and accessories

Build on Kaman’s strong brand identity while adding
new market-leading names to the Corporation’s offering
of proprietary products

Lead the market with distribution systems and technologies
that add value and reduce costs for customer, supplier and
the Corporation

Music

Slide 28

Financial Review

Slide 29

KAMAN CORPORATION AND SUBSIDIARIES NET SALES

Financial Overview

2005

$12.9
$12.7
17.1
23.0

$65.7

156.0

41.6

$263.3

2004

$10.7
8.9
19.9
19.8

$59.3

145.6

40.3

$245.2

2004

$45.3
56.7
73.2
77.1

$252.2

581.9

161.0

$995.2

2003

$43.1
45.1
97.1
65.9

$251.2

497.9

145.4

$894.5

NET SALES ($ in Millions)

Aerospace
Aerostructures
Fuzing
Helicopters (incl. EODC)
Kamatics/RWG

Industrial Distribution

Music

Total

YEAR ENDED              FIRST QUARTER

Slide 30

KAMAN CORPORATION AND SUBSIDIARIES EBIT/EBITDA

Financial Overview

Q1 ’05

$7.6

8.5

2.6

18.7

—

(9.5)

9.2

11.2

Q1 ’04

$3.0

5.0

2.0

10.0

—

(6.7)

3.3

5.1

2004

(14.3)

19.3

11.1

16.1

0.2

(28.8)

(12.5)

(4.6)

2003

$ 14.8

12.7

9.5

37.0

18.2

(19.1)

$ 36.1

$ 44.9

EBIT/EBITDA ($ in Millions)

Aerospace

Industrial Distribution

Music

Total Segment Operating Profit

Net Gain on Sale of Product Lines and
Other Assets

Corporate Expense

Total Operating Profit/Loss

EBITDA

Slide 31

2004 EARNINGS ADJUSTMENTS - AEROSPACE

$20.1 million

    7.1 million

    2.0 million

    5.5 million

    3.5 million

    3.4 million

$41.6 million Total

Financial Overview

Slide 32

Elimination of investment in contracts with MD Helicopters

Adjustment to Boeing Harbour Pointe contract

Severance in connection with realignment of Aerospace
management team

Increased accrued contract costs associated with completion
of Australia SH-2G (A) program

Product warranty issues at Dayron

Adjustment to EODC contract

KAMAN CORPORATION

13.3%

$7,539

$9,979

18.4%

$1,098

$2,504

Debt as % of capital

Capital Expenditures

Dividends

$284,170

$287,320

Shareholders’ equity

$43,405

$64,604

Bank Debt & Debentures

$224,230

$228,381

Working capital

226,105

236,619

Current liabilities

$450,335

$465,000

Current assets

As of December 31, 2004

As of April 1, 2005

Financial Overview

Slide 33

KEY INVESTMENT CONSIDERATIONS

Diversified revenue stream with mix of industrial, consumer
and military business

Strong and diverse customer base across each segment

Strong management team with extensive management experience

Industrial Distribution and Music segments follow well-established economic models

Solid financial position

Unbroken dividend stream for over 30 years, with a 13.6% increase announced recently

Proposed one share/one vote recapitalization

Kaman Corporation

Slide 34